UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2026, Lixte Biotechnology Holdings, Inc. (the “Company”) entered into a Merger Agreement, dated as of June 11, 2026 (the “Merger Agreement”), with NOMAD Transportable Power Systems, Inc. (“NOMAD”) and NBD Merger Sub, Inc. (“NBD Merger Sub”), pursuant to which NBD Merger Sub will merge with and into NOMAD, with NOMAD surviving as a wholly-owned subsidiary of the Company.

On June 17, 2026, in connection with the transactions contemplated by the Merger Agreement, the Company issued a Secured Promissory Note in the aggregate principal amount of $6,500,000 (the “Note”) to NOMAD. The proceeds of the Note will be used (i) to repay in full NOMAD’s outstanding obligations under that certain Loan and Security Agreement, dated as of February 12, 2024, between NOMAD and BPCP Investment Holdings, LP, as successor in interest to Bay Point Capital Partners II, LP, with such portion of the proceeds being disbursed by the Company directly to BPCP Investment Holdings, LP on behalf of NOMAD, and (ii) for working capital and general corporate purposes of NOMAD. The Note is secured by a first-priority security interest in substantially all of NOMAD’s assets.

The Note matures 30 days from the date of issuance, subject to automatic 30-day extensions so long as the Merger Agreement remains in effect and has not been terminated. Upon the closing of the Merger, the outstanding principal amount of the Note will be offset against amounts otherwise deliverable to NOMAD pursuant to Section 6.05 of the Merger Agreement. If the Merger Agreement is terminated due to a breach by the Company, the Note will be repayable within six (6) months of such termination. If the Merger Agreement is terminated due to a breach by NOMAD, the Note will be due and payable within three (3) days of such termination.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 18, 2026, the Company issued a press release announcing the issuance of the Note.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 11, 2026, by and among Lixte Biotechnology Holdings, Inc., NBD Merger Sub, Inc. and NOMAD Transportable Power Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 16, 2026).
10.1	Secured Promissory Note, dated June 17, 2026, issued by NOMAD Transportable Power systems, Inc. in favor of Lixte Biotechnology Holdings, Inc.
99.1	Press Release dated June 18, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
President and Chief Executive Officer